Exhibit 10.3
AWARD/CONTRACT 1. this contract is a rated order ? rating page of pages under dpas (15 cfr 350) do-c9(u)
1 16
—— — 2. contract (proc. inst. ident.) no. 3. effective date 4. requisition/purchase request/project no. 08PR08225-00/1048781 N00014-09-C-0115 SEE BLOCK 20.C
5. issued by code N0014 6. administered by (if other than item 5) scd-c S3915A code OFFICE OF NAVAL RESEARCH DCMA Philadelphia-S3915A ONR 252: Angela Bruce Dunson (703)695-2577 700 Robbins Avenue Bldg 4A E-mail: angela.bruce-dunson@navy.mil PO Box 11427 875 North Randolph St. Philadelphia, PA 1911-0427 Arlington VA 22203-1995 7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and Zip Code) 8. delivery Ocean Power Technologies, Inc. fob origin other (see below) 1590 Reed Road Pennington, NJ 08534-5010 — 9. discount for prompt payment N.A. — 10. submit invoices item (4 copies unless See Section G otherwise specified) to ? the address shown in: —— — code 04EP7 facility code
11. ship to/mark for code N00014 12. payment will be made by code HQ0337 OFFICE OF NAVAL RESEARCH DFAS COLUMB. NORTH ENTL-HQ0337 ATTN: Michael Vaccaro, ONR 321 PO BOX 182266 875 North Randolph Street COLUMBUS, OH 43218-2266 Arlington, VA 22203-1995 — 13: authority for using other than full and open competition 14. ACCOUNTING AND APPROPRIATION DATA 10U.S.C.2304(c)( ) 41U.S.C. 253(C) ( ) SEE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)
15A. item no. 15b. supplies/services 15C. quantity 15d. unit 15e. unit price 15f. amount
See Section B of Schedule 15G. TOTAL AMOUNT OF CONTRACT ? See Section B of Schedule —— — 16. table of contents (Ö) SEC. page(s) (Ö) SEC DESCRIPTION PAGE(S)
PART I — THE SCHEDULE PART II — CONTRACT CLAUSES A SOLICITATION/CONTRACT FORM 1 I CONTRACT CLAUSES 9-15
B SUPPLIES OR SERVICES AND PRICES/COSTS 2 PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. C DESCRIPTION/SPECS./WORK STATEMENT 2 J LIST OF ATTACHMENTS 16
D PACKAGING AND MARKING 2 PART IV — REPRESENTATIONS AND INSTRUCTIONS E INSPECTION AND ACCEPTANCE 3 K REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS 16
F DELIVERIES OR PERFORMANCE 3
G CONTRACT ADMINISTRATION DATA 3-6 L INSTRS., CONDS., AND NOTICES TO OFFERORS H SPECIAL CONTRACT REQUIREMENTS 6-9 M EVALUATION FACTORS FOR AWARD CONTRACTING OFFICER WILL COMPLETE ITEMS 17 OR 18 AS APPLICABLE 17. CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this documents and return 2 copies to issuing office.) Contractor agrees to furnish and deliver 18. AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number , including the additions or changes made by you which additions or changes are set all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if an, and (c) Government’s solicitation and your offer, and (b) this award/contract. No further document is necessary. such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
19A. name and title of signer (Type or print) 20A. name of contracting officer George W. Taylor Angela Bruce Dunson Chief Executor Officer Contracting Officer
19B. name of contractor 19c. date signed 20B united states of america 2c. date signed By: /s/George W. Taylor 10/30/08 By: /s/angela bruce dunson 10/31/08
(Signature of person authorized to sign) (Signature of Contracting Officer)
nsn 7540-01-152-8069 26- 107 STANDARD FORM 26 (REV. 4-85) previous edition unusable Prescribed by GSA FAR (48 CFR) 53.214 (a)
Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

				TOTAL ESTIMATED
ITEM NO.	SUPPLIES/SERVICES	ESTIMATED COST	FIXED FEE	COST & FIXED FEE
0001	The Contractor shall furnish the necessary personnel and facilities to conduct the research effort as described in Section C and provide reports and data in accordance with Exhibit A.	$2,797,025.00	$223,014.00	$3,020,039.00

	000101 ACRN AA:
	$3,020,039.00

0002	Advanced Development Model (ADM) PowerBuoy Unit	NSP	NSP	NSP

TOTAL ESTIMATED CONTRACT CONSIDERATION:		$2,797,025.00	$223,014.00	$3,020,039.00
SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
1. The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).
2. The Contractor shall conduct the research effort under CLIN 0001 in accordance with Attachment Number 1, entitled “DWADS Advanced Development Model (ADM) PowerBuoy Statement of Work”.
SECTION D — PACKAGING AND MARKING
Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.
All reports, briefs, technical documents, etc. submitted to the Government under this contract should contain the following legend:

SBIR OR STTR DATA RIGHTS

Topic Numbers:	N95-074 AND N00-116

Contract No.:	N00014-09-C-0115

Contractor Name:	Ocean Power Technologies, Inc.

Contractor Address:	1590 Reed Road; Pennington, NJ 08534-5010

Contract Number: N00014-09-C-0115	2

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted as provided in paragraph (b)(4) of DFARS 252-227-7018, Rights in Noncommercial Technical Data and Computer Software—Small Business Innovative Research (SBIR) Program.
SECTION E — INSPECTION AND ACCEPTANCE
Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have thirty (30) days after contractual delivery for acceptance.
SECTION F — DELIVERIES OR PERFORMANCE
1. The research effort performed under CLIN 0001 shall be conducted from date of contract award through eighteen (18) months. CLIN 0002 shall be delivered no later than the end of this period.
2. Distribution, consignment and marking instructions for contract data items 0001 shall be in accordance with Enclosure Number 1 of Exhibit A. Contract line 0002 shall be delivered to the address of the cognizant Program Officer which is as follows:
John Hopkins University
Applied Physics Laboratory
1100 John Hopkins Road
Laurel, MD 20723
Attn: Michael Vaccaro
Ref: Contract N00014-09-C-0115
SECTION G — CONTRACT ADMINISTRATION DATA
1. PAYMENT AND INVOICE INSTRUCTIONS (COST REIMBURSEMENT)
1.1 Submission of Invoices
PAYMENT AND INVOICE INSTRUCTIONS (COST TYPE)
The Office of Naval Research will utilize the new DoD Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system, located at https://wawf.eb.mil, provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/Invoice/Public Vouchers (SF1034) will no longer be accepted for payment.
It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training

Contract Number: N00014-09-C-0115	3

system should be reviewed. Vendor Quick Reference Guides are also available at http://www.acquisition.navy.mil/navyaos/content/view/full/3521/). The most useful guides are “Getting Started for Vendors”, “WAWF Vendor Guide”, and “Creating a Cost Voucher Invoice.”
The designated CCR EB point of contact is responsible for activating the company’s CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF
https://wawf.eb.mil.
The following required information should automatically fill-in via WAWF; if it does not fill-in, include the following:
Issue By DODAAC: N00014
Admin DODAAC: [Use the 6 character “ADMINISTERED BY” CODE as listed on page one of the award document]
Pay DODAAC: [Use the 6 character “PAYMENT WILL BE MADE BY” CODE as listed on page one of the award document]
Fill-in the following additional information:
DCAA Auditor DODAAC: [Look up via the AUDIT OFFICE LOCATOR at http://www.dcaa.mil. If you encounter any problems finding your cognizant audit office, write to dcaaweb@dcaa.mil or call ONR’s DCAA liaison at (703)696-2603]
Service Approver DODAAC: [Use the 6 character “ADMINISTERED BY” CODE as listed on page one of the award document]
The following additional information may need to be filled in: LPO DODAAC: N00014 (Note — this line is required only when the “PAYMENT WILL BE MADE BY” DODAAC begins with an ‘N’) After self-registering and logging on to the WAWF system, click on the plus sign next to the word “Vendor” and then click on the “Create New Document” link. Enter the contract number, cage code, and Pay DODAAC (above) and hit submit. Select the “Cost Voucher” invoice type within WAWF-RA. This type of invoice fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Back up documentation, 5MB limit, can be included and attached to the invoice in WAWF under the “Misc Info” tab. Fill-in all applicable information under each tab.
Take special care when you enter Line Item information — the Line Item tab is where you will detail your request for payment and material/services that were provided based upon the contract. Be sure to fill in the following two informational items exactly as they appear in the contract:

Contract Number: N00014-09-C-0115	4

Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line Item Number (CLIN), use the 6 character separately identified Sub Line Item Number (SLIN) (e.g. — 0001AA) or Informational SLIN (e.g. — 000101), otherwise use the 4 character CLIN (e.g. — 0001).
ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SLIN or CLIN. (Note — DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY ACRN).
Special Payment Instructions for CLIN/SLINs with Multiple ACRNs/Lines of Accounting: (Note — since WAWF does not accept the use of multiple ACRNs for any single CLIN or SLIN on one invoice; multiple invoices may have to be used — use the WAWF “Line Item” “Description” area to note the use of multiple invoices). For all invoices submitted against CLINs with multiple Accounting Classification Reference Numbers (ACRNs), the billing shall be paid from the earliest Fiscal Year (FY) appropriation first. Fiscal Year is determined from the 3rd character in the “Appropriation (Critical)” part (Block 6B) of the Line of Accounting on the Financial Accounting Data Sheet of the contract (e.g., 1741319 for FY 2004 and 1751319 for FY 2005). In the event there are multiple ACRNs with the same FY of appropriation, billings shall be proportionally billed to all ACRNs for that FY in the same ratio that the ACRNs are obligated.
After all required information is included, click on the “Submit” button under the “Header” tab.
Helpful Note: Shipment Number format should be three alpha and 4 numeric (e.g., SER0001).
Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms.
If you have any questions regarding the WAWF, please contact the DoD WAWF Assistance Line at 1-866-618-5988 or the DoN WAWF Assistance Line at 1-800-559-9293.
To find out the status of payment due from invoices please contact the following number:
     DFAS Columbus Query Number 1-800-756-4571
You may also try the following website:
     https://myinvoice.csd.disa.mil
1.2 Payment of Allowable Costs and Fixed Fee
     As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:
     (a) Costs, as provided for under the contract clause entitled “Allowable Cost and Payment,” shall not exceed the amount set forth as “Estimated Cost” in Section B, and is subject to the contract clause entitled “Limitation of Cost” or “Limitation of Funds” whichever is applicable.

Contract Number: N00014-09-C-0115	5

     (b) A fixed fee, in the amount set forth as ‘Fixed Fee’ in Section B, in accordance with the contract clause FAR 52.216-8 “Fixed Fee”, shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer. However, the Contractor, shall bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost not to exceed the amount set forth as “Fixed Fee” in Section B. The total fixed fee billed, shall not exceed the total fixed fee specified in Section B and is subject to the contract clause entitled “Limitation of Cost” or “Limitation of Funds” whichever applies.
     (c) In accordance with FAR 52.216-8, “Fixed Fee”, the Administrative Contracting Officer (ACO), in order to protect the Government’s interest, shall withhold 10% of the fixed fee amount set forth in Section B or until a reserve is set aside in the amount of $100,000.00, whichever is less. The ACO shall release 75% of the fixed fee reserve upon acceptance of deliverables identified in section F of this contract. The remaining 25% of the fixed fee reserve will be released after receipt of final rates, the contractor has satisfied all other contract terms and conditions, including the submission of final patent and royalty reports, and is not delinquent in submitting final vouchers of prior years’ settlements.
2. PROCURING OFFICE REPRESENTATIVES
In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.
     Contract Negotiator — Angela Bruce Dunson, ONR 0252, (703) 696-2577, DSN 426-2577,
E-Mail Address: angela.bruce-dunson@navy.mil
     Inspection and Acceptance — Michael Vaccaro, (703) 588-0496, DSN 426-0496, E-Mail Address: michael.vaccaro@navy.mil
     Security Matters — Ms. Shelia Neal, ONR 43, (703) 696-8177, DSN 426-8177, E-Mail Address: shelia.neal.@navy.mil
     Patent Matters — Mr. James Bechtel, ONR 00CC, (703) 696-4000, DSN 426-4000, Email Address: James.Bechtel@navy.mil
The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, 875 North Randolph St. Arlington, VA 22203-1995. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.
3. TYPE OF CONTRACT
This is a cost-plus-fixed-fee completion contract.

Contract Number: N00014-09-C-0115	6

SECTION H — SPECIAL CONTRACT REQUIREMENTS
1. ONR 5252.235-9714 REPORT PREPARATION (JUL 2005)
Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-2005, Scientific and Technical Reports: Elements, Organization, and Design. [NOTE: All NISO American National Standards are available as free, downloadable PDF(s) at http://www.niso.org/standards/index.html. NISO standards can also be purchased in hardcopy form from NISO Press Fulfillment, P. O. Box 451, Annapolis Junction, MD 20701-0451 USA. Telephone U.S. and Canada: (877) 736-6476; Outside the U.S. and Canada: 301-362-6904; Fax: 301-206-9789.]
2. INVENTION DISCLOSURES AND REPORTS
The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer (ACO). The ACO (Refer to Block 6 of the SF Form 26 for POC information) will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, Arlington, VA 22203. Corporate Counsel will return the reports along with a recommendation to the ACO. Corporate Counsel represents the Contracting Officer regarding invention reporting matters arising under this contract.
3. ONR 5252.219-9717 SPECIAL SMALL BUSINESS INNOVATION RESEARCH (SBIR) REQUIREMENTS (JAN 08)
A minimum of one-half of the SBIR Project shall be carried out by the proposing firm. The primary employment of the principal investigator shall be with the small business firm at the time of award and during the conduct of the proposed effort. Primary employment means that more than one-half of the principal investigator’s time is spent with the small business. Primary employment with a small business concern precludes full-time employment at another organization.
All research or research and development work under this contract shall be performed by the small business concern and its subcontractors in the United States. “United States” means the several states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, and the Commonwealth of the Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia. Joint ventures and limited partnerships are permitted, provided that the entity created qualifies as a small business in accordance with the Small Business Act, 15 USC 631, and the definition included in the SBIR solicitation.
Deviations from the above requirements must be approved in writing by the contracting officer.
4. ONR 5252.237-9705 KEY PERSONNEL (DEC 88)
(a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as “key personnel”. No substitutions may be made except in accordance with this clause.

Contract Number: N00014-09-C-0115

(b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent’s sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least 30 days in advance (60 days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.
(c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.
(d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.
The following are identified as key personnel: David B. Stewart
5. ONR 5252.242-9718 TECHNICAL DIRECTION (FEE 2002)
(a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:
          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;
          (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.
     (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:
          (1) Assign additional work under the contract;
          (2) Direct a change as defined in the contract clause entitled “Changes”;
          (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or
          (4) Change any of the terms, conditions or specifications of the contract.

Contract Number: N00014-09-C-0115

     (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.
     (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.
6. Consent to Subcontract and/or Hire Consultants
     The services of the following subcontractors and/or consultants have been identified as necessary for the performance of this contract:

Identified
Subcontractor	Estimated Cost
[**]	$67,200.00
     The preceding listing shall constitute the written consent of the Contracting Officer required by Paragraphs (c), (d) and (e) of the contract clause at FAR 52.244-2 entitled “Subcontracts”. The Contracting Officer’s written consent to subcontract is required for:
(i)	services acquired under a cost-reimbursement, time-and-materials, or labor-hour type subcontract or agreement;

(ii)	fixed price contracts that exceed the greater of $100,000 or 5 percent of the total estimated cost of the contract;
This consent is based upon the information submitted by the prime contractor in accordance with FAR 52.244-2 (f) (1) (i) through (vii).

SECTION I — CONTRACT CLAUSES	(September 3, 2008)
Cost-Plus-Fixed Fee (SBIR-STTR phase II/III)
(A) FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:

Contract Number: N00014-09-C-0115

http://www.arnet.gov/far/

*	Applies when contract action exceeds $10,000

**	Applies when contract action exceeds $100,000

+	Applies when contract action exceeds $500,000

++	Applies when contract action exceeds $550,000 and subcontracting possibilities exist. Small Business Exempt.

#	Applies when contract action exceeds $650,000
All clauses in the Section (A) Tables are required clauses and are applicable, or are applicable at the specified thresholds as designated in accordance with the legend listed above.
I. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**	FAR 52.202-1	Definitions (JUL 2004)

**	FAR 52.203-3	Gratuities (APR 1984)

**	FAR 52.203-5	Covenant Against Contingent Fees (APR 1984)

**	FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (SEP 2006)

**	FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)

**	FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)

**	FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)

**	FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (SEP 2007)

**	FAR 52.204-4	Printing/Copying Double-Sided on Recycled Paper (AUG 2000)

	FAR 52.204-7	Central Contractor Registration (JUL 2006)

	FAR 52.211-15	Defense Priority and Allocation Requirements (SEP 1990)

**	FAR 52.215-2	Audit and Records — Negotiation (JUN 1999) and Alternate II (APR 1998) (Alternate II is only applicable with cost reimbursement contracts with State and local Governments, educational institutions, and other non-profit organizations.)

	FAR 52.215-8	Order of Precedence — Uniform Contract Format (OCT 1997)

#	FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The provisions of this Clause have been waived by a joint Determination and Findings for the prime contractor only. The clause is applicable to subcontracts over $550,000.)

#	FAR 52.215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $550,000 only)

**	FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)

#	FAR 52.215-15	Pension Adjustments and Asset Reversions (OCT 2004)

#	FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (JUL 2005)

#	FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
Contract Number: N00014-09-C-0115

	FAR 52.216-7	Allowable Cost and Payment (DEC 2002)

	FAR 52.216-8	Fixed Fee (MAR 1997)

**	FAR 52.219-4	Notice of Price Evaluation Preference for HUB zone Small Business Concerns (JUL 2005)

	FAR 52.219-6	Notice of Total Small Business Set-Aside (JUN 2003)

**	FAR 52.219-8	Utilization of Small Business Concerns (MAY 2004)

++	FAR 52.219-9	Small Business Subcontracting Plan (APR 2008)

**	FAR 52.219-14	Limitations on Subcontracting (DEC 1996)

++	FAR 52.219-16	Liquidated Damages Subcontracting Plan (JAN 1999)

	FAR 52.219-28	Post Award Small Business Program Representation (JUN 2007)

	FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)

**	FAR 52.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word “zero” is inserted in the blank space indicated by an asterisk)

	FAR 52.222-3	Convict Labor (JUN 2003) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)

**	FAR 52.222-4	Contract Work Hours and Safety Standards Act — Overtime Compensation (JUL 2005)

	FAR 52.222-21	Prohibition of Segregated Facilities (FEB 1999)

	FAR 52.222-26	Equal Opportunity (MAR 2007)

**	FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006)

**	FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)

**	FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era , and Other Eligible Veterans (SEP 2006)

	FAR 52.222-50	Combating Trafficking in Persons (AUG 200)(DEVIATION) ) (As modified by DoN Class Deviation CL-07-N-901 dated 24 JAN 2007) (Deviation is applicable when contract is with an Educational Institution or a Non-Profit)

**	FAR 52.223-14	Toxic Chemical Release Reporting (AUG 2003)

	FAR 52.225-13	Restrictions on Certain Foreign Purchases (JUN 2008)

**	FAR 52.227-1	Authorization and Consent (DEC 2007) and Alternate I (APR 1984)

**	FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (DEC 2007)

	FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)

	FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)

**	FAR 52.232-17	Interest (JUN 1996)

	FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)

	FAR 52.232-25	Prompt Payment (OCT 2003) and Alternate I (FEB 2002) (The words “the 30th day” are inserted in lieu of “the 7th day” at (a)(5)(i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Use Alternate I when awarding a cost reimbursement contract for services]

	FAR 52.232-33	Payment by Electronic Funds Transfer — Central Contractor Registration (OCT 2003)
Contract Number: N00014-09-C-0115

	FAR 52.233-1	Disputes (JULY 2002)

	FAR 52.233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)

	FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)

#	FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)

	FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)

**	FAR 52.242-13	Bankruptcy (JUL 1995)

	FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)

	FAR 52.243-2	Changes — Cost-Reimbursement (Aug. 1987) and Alternate V (APR 1984)

	FAR 52.244-2	Subcontracts (JUN 2007) and Alternate I (Jun 2007) [Insert in cost-reimbursement contracts, and letter, time-and-material, and labor-hour contracts exceeding SAP, and fixed price contracts exceeding SAP where un-priced actions are anticipated. Use Alternate I for cost-reimbursement contracts]

**	FAR 52.244-5	Competition in Subcontracting (DEC 1996)

	FAR 52.244-6	Subcontracts for Commercial Items (MAR 2007)

	FAR 52.245-1	Government Property (JUN 2007)

	FAR 52.246-9	Inspection of Research and Development (Short Form) (Apr 1984)

	FAR 52.246-23	Limitation of Liability (FEB 1997)

**	FAR 52.247-64	Preference for Privately Owned U.S. Flag Commercial Vessels (FEB 2006)

	FAR 52.249-6	Termination (Cost-Reimbursement) (May 2004)

	FAR 52.249-14	Excusable Delays (APR 1984)

	FAR 52.251-1	Government Supply Sources (APR 1984)

	FAR 52.253-1	Computer Generated Forms (JAN 1991)
II. DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**	DFARS 252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (DEC 2004)

	DFARS 252.204-7003	Control of Government Work Product (APR 1992)

	DFARS 252.204-7004	Alternate A, Central Contractor Registration (SEP 2007)

**	DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (DEC 2006)

#	DFARS 252.215-7000	Pricing Adjustments (DEC 1991)

#	DFARS 252.215-7003	Excessive Pass-Through Charges — Identification of Subcontract Effort (MAY 2008)

#	DFARS 252.215-7004	Excessive Pass-Through Charges (MAY 2008)
Contract Number: N00014-09-C-0115

#	DFARS 252.219-7003	Small Business Subcontracting Plan (DoD Contracts) (APR 2007) (Use this clause in solicitations and contracts that contain the clause at FAR 52.219-9, Small Business Subcontracting Plan.)

	DFARS 252.225-7004	Reporting of Contract Performance Outside the United States and Canada-Submission After Award(MAY 2007)

**	DFARS 252.225-7012	Preference for Certain Domestic (MAR 2008)

	DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 2005)

+	DFARS 252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns(SEP 2004) (Section 8021 of Pub. L.107-248 [ and similar sections in subsequent DoD appropriation acts.])

	DFARS 252.227-7016	Rights In Bid Or Proposal Information (JUN 1995)

	DFARS 252-227-7017	Identification And Assertion Of Use, Release, Or Disclosure Restrictions (JUN 1995)

	DFARS 252.227-7018	Rights In Noncommercial Technical Data And Computer Software—Small Business Innovation Research (SBIR) Program (JUN 1995) (Also applies to STTR programs)

	DFARS 252.227-7019	Validation Of Asserted Restrictions—Computer Software (JUN 1995)

	DFARS 252.227-7027	Deferred Ordering of Technical Data or Computer Software (APR 1988)

	DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)

	DFARS 252.227-7030	Technical Data — Withholding of Payment (MAR 2000)

	DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)

	DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)

	DFARS 252.232-7003	Electronic Submissions of Payment Requests (MAR 2007)

	DFARS 252.235-7010	Acknowledgement of Support and Disclaimer (MAY 1995)

	DFARS 252.235-7011	Final Scientific or Technical Report (NOV 2004)

**	DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)
Contract Number: N00014-09-C-0115

	DFARS 252.246-7000	Material Inspection and Receiving Report (MAR 2008)

**	DFARS 252.247-7023	Transportation of Supplies by Sea (MAY 2002)

	DFARS 252.247-7024	Notification of Transportation of Supplies by Sea (MAR 2000) (Applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.)

	DFARS 252.251-7000	Ordering from Government Supply Sources (NOV 2004)
(B) ADDITIONAL FAR AND DFARS CLAUSES
     This contract incorporates one or more clauses by reference as indicated by the mark of ☑, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

☐	FAR 52.203-14	Display of Hotline Poster(s) (DEC 2007) (Applicable only when contract exceeds $5,000,000 or when any modification increases the contract amount to more than $5,000,000)

☐	FAR 52.204-2	Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)

☑	FAR 52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (SEP 2006) (Applicable to contracts exceeding $25,000 in value.)

☑	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997)(Use if FAR52.215-16 is not applicable)

☑	FAR 52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data — Modifications (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data will be required for modifications)

☐	FAR 52.217-9	Option to Extend the Term of the Contract (MAR 2000) (In first blank of paragraph (a)[insert the period of time within which the Contracting Officer may exercise the option], in second blank of paragraph (a) [insert 60 days unless a different number of days is inserted], and in paragraph (c), insert [(months)(years)] (Applicable if contract contains line
Contract Number: N00014-09-C-0115

item(s) for option(s)) (Complete the spaces in brackets)

☐	FAR 52.219-3	Notice of Total HUB Zone Set-Aside (JAN 1999)

☑	FAR 52.222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)

☐	FAR 52.223-5	Pollution Prevention and Right-to-Know Information (AUG 2003) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)

☑	FAR 52.223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)

☐	FAR 52.227-10	Filing of Patent Applications — Classified Subject Matter (DEC 2007)

☑	FAR 52.227-11	Patent Rights — Ownership by the Contractor (DEC 2007)(Applicable if contractor is a small business or a non profit organization.

☑	FAR 52.232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)

☑	FAR 52.232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)

☐	FAR 52.239-1	Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)

☐	FAR 52.245-2	Government Property Installation Operation Services (JUN 2007)

☐	FAR 52.246-08	Inspection of Research and Development — Cost Reimbursement (MAY 2001) (Use instead of FAR 52.246-09 (Inspection of Research and Development — Short Form) (APR 84) when the primary objective of the contract is the delivery of end items other than designs, drawings and reports.)
Contract Number: N00014-09-C-0115

☐	DFARS 252.204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)

☐	DFARS 252.204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)

☐	DFARS 252.204-7008	Requirements for Contracts Involving Export-Controlled Items (JUL 2008) (Applicable when export-controlled items are expected to be involved in the performance of the contract.)

☑	DFARS 252.204-7009	Requirements Regarding Potential Access to Export-Controlled Items (JUL 2008) (Applicable for research and development, except when the clause 252.204-7008 will be included or for supplies and services, or when the requiring activity is unable to determine that export-controlled items will not be involved.)

☑	DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $1,000,000 or when any modification increases total contract amount to more than $1,000,000)

☑	DFARS 252.211-7003	Item Identification and Valuation (AUG 2008) (Applicable if the contract includes deliverable items (1) with a unit cost of $5000 or more or (2) that will be serially managed or controlled inventory.)

☑	DFARS 252.215-7002	Cost Estimating System requirements (DEC 2006) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)

☐	DFARS 252.223-7004	Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.

☐	DFARS 252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a DoD installation)
Contract Number: N00014-09-C-0115

☐	DFARS 252.225-7001	Buy American Act and Balance of Payments Program (JUN 2005) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at 252.225-7007, 252.225-7021, or 252.225-7036.)

☐	DFARS 252.225-7002	Qualifying Country Sources as Subcontractors (APR 2003) (Applicable when clause at DFARS 252.225-7001, 252.227-7007, 252.227-7021, or 252.227-7036 applies)

☐	DFARS 252.225-7016	Restriction On Acquisition Of Ball And Roller Bearings (MAR 2006) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)

☐	DFARS 252.227-7025	Limitations On The Use Or Disclosure Of Government-Furnished Information Marked With Restrictive Legends (JUN 1995) (Applicable when the Government will provide the contractor, for the performance of its contract, technical data, including software marked with another contractor’s restrictive legend(s))

☐	DFARS 252.227-7038	Patents — Ownership by the Contractor (Large Business)(DEC 2007)

☑	DFARS 252.227-7039	Patents — Reporting of Subject Inventions (APR 1990) (Applied when FAR 52.227-11 applies)

☐	DFARS 252.235-7002	Animal Welfare (DEC 1991)
SECTION J — LIST OF ATTACHMENTS
1.	EXHIBIT A entitled “Contract Data Requirements List” (DD Form 1423) -3 Pages with Enclosure Number 1, entitled “Contract Data Requirements List — Instructions for Distribution.”

2.	Attachment Number 1, entitled, “DWADS Advanced Development Model (ADM) PowerBuoy Statement of Work” — 4 pages

3.	Attachment Number 2, entitled, “Report Documentation Page” (SF 298) — 1 Page.

4.	Attachment Number 3, entitled, “Financial Accounting Data Sheet(s).
Contract Number: N00014-09-C-0115

SECTION K — REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
1. The Contractor’s ORCA validation dated from: 28 FEB 2008 to: 28 FEB 2009 is hereby incorporated into this contract by reference. The DFARS and Contract Specific Representations and Certifications, dated 25 JUN 2008 are hereby incorporated by reference
Contract Number: N00014-09-C-0115

CONTRACT DATA REQUIREMENTS LIST

(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Pease DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001	A	Top ___ TM ___ Other X ___

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Research and Development1	N00014-09-C-0115	Ocean Power Technologies, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A001	Progress Reports	

4. AUTHORITY (*Data Acquisition Document No.*)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	Section H.1 of Schedule	See Section F

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	N/A	*	*
8. APP CODE		**11. AS IF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
		*	*

16. REMARKS

As required by the Program Officer, these reports shall be submitted in accordance with Task 9 of the statement of work.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SEE ENCLOSURE NUMBER 1			
15. TOTAL→			

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE
A002	System Specification Document	

4. AUTHORITY (*Data Acquisition Document No.*)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
	Section H.1 of Schedule	See Section F

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION
See Remarks*	A	ONCE	
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**

16. The contractor shall submit the system specification document in accordance with Task 1.1 of the statement of work.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SEE ENCLOSURE NUMBER 1			
15. TOTAL→			

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Angela Bruce Dunson, ONR 252	18 Sep 08	Michael Vaccaro	18 Sep 08

DD FORM 1423-2, AUG 96 (EG) PREVIOUS EDITION MAY BE USED Page 1 of 3 Page(s)

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY
0001	A	Top ___ TM ___ Other X

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Research and Development	N00014-09-C-0115	Ocean Power Technologies, Inc.

1. DATA ITEM NO.: A003
2. TITLE OF DATA ITEM: System Design Documents
3. SUBTITLE:
4. AUTHORITY *(Data Acquisition Document No.)*:
5. CONTRACT REFERENCE: Section H.1 of Schedule
6. REQUIRING OFFICE: See Section F
7. DD 250 REQ: See Remarks*
8. APP CODE:
9. DIST STATEMENT REQUIRED: A
10. FREQUENCY: ASREQ
11. AS IF DATE: *
12. DATE OF FIRST SUBMISSION: *
13. DATE OF SUBSEQUENT SUBMISSION: *
16. REMARKS

The contractor shall submit the system design documents in accordance with Tasks 1.3, 2, and 3 of the statement of work. The final detailed design should be delivered with the ADM PowerBuoy Unit reflecting the as-built design.

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SEE ENCLOSURE NUMBER 1			
15. TOTAL→			

17. PRICE GROUP
18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.: A004
2. TITLE OF DATA ITEM: Test Plan
3. SUBTITLE:
4. AUTHORITY *(Data Acquisition Document No.)*:
5. CONTRACT REFERENCE: Section H.1 of Schedule
6. REQUIRING OFFICE: See Section F
7. DD 250 REQ: See Remarks*
8. APP. CODE:
9. DIST STATEMENT REQUIRED: A
10. FREQUENCY: ONCE
11. AS OF DATE: *
12. DATE OF FIRST SUBMISSION: *
13. DATE OF SUBSEQUENT SUBMISSION: *
16. REMARKS

The contractor shall submit the test plan in accordance with Task 1.2 of the statement of work.

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
SEE ENCLOSURE NUMBER 1			
15. TOTAL→			

17. PRICE GROUP
18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Angela Bruce Dunson, ONR 252	18 Sep 2008	Michael Vaccaro	18 Sep 2008

DD FORM 1423-2, AUG 96 (EG) PREVIOUS EDITION MAY BE USED Page 2 of 3 Page(s)

CONTRACT DATA REQUIREMENTS LIST Form Approved (2 Data Items) OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E. A. CONTRACT LINE ITEM NO. B. EXHIBIT C. CATEGORY 0001 A Top TM Other X D. SYSTEM/ITEM E. CONTRACT/PR NO. F. CONTRACTOR Research and Development N00014-09-C-0115 Ocean Power Technologies, Inc.
1. DATA ITEM NO.A0052. TITLE OF DATA ITEMTest Report3. SUBTITLE17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) 5. CONTRACT REFERENCE 6. REQUIRING OFFICE Section H.1 of Schedule See Section F
7. DD 250 REQ 9. DIST 10 FREQUENCY 12. DATE OF FIRST 14. DISTRIBUTION See Remarks* STATEMENT Once SUBMISSION REQUIRED A
a. ADDRESSEE b. COPIES
8. APP CODE11. AS IF DATE*13. DATE OF SUBSEQUENT SUBMISSIONDraft18. ESTIMATED TOTAL PRICE
Final 17. PRICE GROUP Reg Repro
16. REMARKS SEE ENCLOSURE *The contractor shall NUMBER 1 submit the test report in accordance with Task 8 of the statement of work.
17. PRICE GROUP
15. TOTAL’
1. DATA ITEM NO. 2. TITLE OF DATA ITEM 3. SUBTITLE A006 Final Report
4. AUTHORITY (Data Acquisition Document No.)5. CONTRACT REFERENCESection H.1 of Schedule18. ESTIMATED TOTAL PRICE
6. REQUIRING OFFICE 7. DD 250 REQ 9. DIST 10 FREQUENCY 12. DATE OF FIRST 14. DISTRIBUTION DD* STATEMENT OTIME SUBMISSION REQUIRED A a. ADDRESSEE b. COPIES 11. AS OF DATE 13. DATE OF SUBSEQUENT Final See block 16 SUBMISSION 8. APP CODE Draft Reg Repro 16. REMARKS SEE ENCLOSURE *DD 250 required only for acceptance by the Program Officer designated in Section F. Information copies NUMBER 1 of this report shall be distributed in accordance with Enclosure Number 1.
15. TOTAL’ G. PREPARED BY H. DATE I. APPROVED BY J. DATE Angela Bruce Dunson, ONR 252 18 Sep 2008 Michael Vaccaro 18 Sep 2008
DD FORM 1423-2, AUG 96 (EG) PREVIOUS EDITION MAY BE USED Page 3 of 3 Page(s)

ENCLOSURE NUMBER 1
CONTRACT DATA REQUIREMENTS LIST
INSTRUCTIONS FOR DISTRIBUTION
DISTRIBUTION OF PROGRESS REPORTS
The minimum distribution for progress reports is as follows:

		NUMBER OF COPIES
		UNCLASSIFIED / LIMITED
ADDRESSEE	DODAAC CODE	AND CLASSIFIED
SBIR PROGRAM MANAGER ATTN: TRACY FROST OFFICE OF NAVAL RESEARCH 800 NORTH QUINCY STREET 875N RANDLOPHRANDOLPH STREET ARLINGTON, VA 22203-1995 Phone: (703)696-3196 E-mail: frostt@onr.navy.mil REF: N00014-09-C-0115	N00014	1
Program Officer: Michael Vaccaro E-mail: michael.vaccaro@navy.mil REF: N00014-09-C-0115	N00014	1
Administrative Contracting Officer* Fax: 856-338-3640	S3915A	1
DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT
(A SF-298 must accompany the final report)

*	Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

NUMBER OF COPIES
UNCLASSIFIED / LIMITED
ADDRESSEE	DODAAC CODE	AND CLASSIFIED
Program Officer: Michael Vaccaro E-mail: michael.vaccaro@navy.mil Office of Naval Research 875 North Randolph Street Arlington, VA 22203	N00014	1 w/SF-298
Administrative Contracting Officer* Fax: 856-338-3640	S3915A	1 w/SF-298
SBIR PROGRAM MANAGER ATTN: TRACY FROST	N00014	1

NUMBER OF COPIES
UNCLASSIFIED / LIMITED
ADDRESSEE	DODAAC CODE	AND CLASSIFIED
OFFICE OF NAVAL RESEARCH 800 NORTH QUINCY STREET875 N RANDLOPHRANDOLPH STREET ARLINGTON, VA 22203-1995 Phone: (703)696-3196 E-mail: frostt@onr.navy.mil REF: N00014-09-C-0115
Defense Technical Information Center 8725 John J. Kingman Road STE 0944 Ft. Belvoir, VA 22060-6218 E-mail: TR@dtic.mil	HJ4701	2 w/SF-298
Director, Naval Research Lab Attn: Code 5227 4555 Overlook Avenue, SW Washington, D.C. 20375-5320 E-mail: reports@librarv.nrl.navy.mil	N00173	1 w/SF-298

Attachment Number 1
DWADS Advanced Development Model (ADM) PowerBuoy
Statement of Work
1 Systems Engineering
1.1 PowerBuoy Advanced Development Model Requirements Generation
OPT shall work with the customer to establish requirements for the ADM PowerBuoy, mooring system, and any required ocean test, installation and recovery equipment. OPT shall prepare a document that captures these requirements. For determining Phase II program costs, a set of requirements has been assumed by OPT. These requirements are presented in Section 6.1 of the technical proposal.
Buoy Requirements. OPT shall define the requirements for the design, development, construction, and ocean test of the ADM PowerBuoy.
Mooring System Requirements (inputs to US Navy). OPT shall define the requirements for the ADM mooring system and document those requirements in an ADM PowerBuoy Mooring System Requirements document. OPT will support in the design of the mooring system, but have assumed that the lead-design and build of this element is a US Navy responsibility.
Deployment/Recovery and Test System Requirements (inputs to US Navy). OPT shall define the requirements for the installation and recovery of the ADM PowerBuoy and document those requirements in an ADM PowerBuoy Installation and Retrieval Requirements document. Note that OPT will support in this effort, but has assumed that deployment and recovery are US Navy responsibilities.
1.2 ADM PowerBuoy Test Plan and Procedures
OPT shall prepare a plan that outlines the plans, objectives and methods for the test of the ADM PowerBuoy.
1.3 Trade Studies and ADM PowerBuoy Conceptual Design
OPT shall perform a conceptual design of a Powerbuoy that meets the requirements specified in the ADM PowerBuoy Requirements Document. The conceptual design activity will involve the performance of several trade studies. These trade studies may include, but are not required to include, the following:
[**]
•	Power take-off (PTO) design / technologies
1.4 ADM Power Buoy Key Technology Demonstrations
Following the trade studies and ADM PowerBuoy conceptual design, OPT shall identify technologies that require risk reduction demonstrations. Laboratory demonstration of these technologies may be performed.

Attachment Number 1
2 ADM PowerBuoy Preliminary Design
OPT shall perform a preliminary design of the ADM PowerBuoy. The requirements set forth in the ADM PowerBuoy Requirements Document shall be used in the buoy design except under mutual agreement. A preliminary design data package shall be prepared and a preliminary design review shall be conducted.
2.1 PowerBuoy Design
OPT shall perform a preliminary design of the ADM PowerBuoy. The requirements set forth in the ADM PowerBuoy Requirements Document shall be used in the buoy design. OPT’s efforts will seek to implement enhancements to its existing PowerBuoy to improve the efficiency, increase the power output, and decrease the size.
2.2 Mooring System Design Support
[**].
2.3 Deployment and Recovery Equipment
OPT shall perform a preliminary design of any required special fixtures and equipment needed for the deployment and recovery of the enhanced PowerBuoy ADM. A preliminary design data package shall be prepared and a preliminary design review shall be conducted.
2.4 Test Equipment
OPT shall perform a preliminary design of special fixtures and equipment needed to test an enhanced PowerBuoy. A preliminary design data package shall be prepared and a preliminary design review shall be conducted.
3 ADM PowerBuoy Detailed Design
OPT shall perform a detailed design of the ADM PowerBuoy. The requirements set forth in the ADM PowerBuoy Requirements Document shall be used in the buoy design unless changed by mutual agreement. A detailed design data package shall be prepared and a final design review shall be conducted.
3.1 PowerBuoy
OPT shall perform a final detailed design of the DWADS ADM. The requirements set forth in the ADM PowerBuoy Requirements Document shall be used in the buoy design unless changed by mutual agreement.
3.2 Mooring System
[**].

Attachment Number 1
3.3 Deployment and Recovery Equipment
OPT shall perform a final detailed design of special fixtures and equipment needed for the deployment and recovery of the DWADS-ADM Powerbuoy. A detailed design data package shall be prepared and a detailed design review shall be conducted.
3.4 Test Equipment
OPT shall perform a final detailed design of modifications to existing fixtures and equipment required to test an enhanced PowerBuoy. A detailed design data package shall be prepared and a detailed design review shall be conducted.
4 Fabrication of ADM PowerBuoy Equipment
4.1 ADM PowerBuoy Fabrication
OPT’s development effort includes the fabrication of the ADM PowerBuoy from the approved detailed designs from Section 4.5 of the technical proposal.
4.2 Mooring System Fabrication
[**].
5 Acceptance Testing of ADM PowerBuoy Subsystems
OPT shall perform acceptance testing of the ADM PowerBuoy subsystems to verify functionality and critical performance, where possible.
6 System Staging, Deployment and Recovery of ADM PowerBuoy (US Navy)
[**]
Prior to deployment, OPT will participate in a review with members of the project team that will cover the objectives, methods, equipment, safety, and contingency procedures associated with the handling, deployment, commissioning and operation of the PowerBuoy. This same requirement will be required prior to the retrieval of the PowerBuoy.
[**]
7 Technical Support for Sea Trial of ADM PowerBuoy
OPT shall provide technical support from its headquarters during the sea trial, which is anticipated to be up to three months. During that time period, data from the ADM PowerBuoy systems operations will be collected and entered into OPT’s operational database. Many parameters will be monitored electronically from sensors located throughout the system of the

Attachment Number 1
PowerBuoy via the data acquisition system. In addition, data from the Navy or other independent wave monitoring device(s) will also be collected.
8 Sea Trial Test Results — Data Analysis
8.1 Test Results
After completion of the sea trial test, OPT shall analyze the recorded data to identify trends, anomalies and key operational performance characteristics and compare it to expected results. Some of the analysis will be conducted by statistical and event mapping of the data. Based on this analysis, OPT shall make recommendations to optimize the PowerBuoy design for the follow-on systems.
Data will also be obtained from visual inspection of the PowerBuoy and mooring components for corrosion, marine growth and wear.
8.2 Recommendations for Transition to Fleet
Upon completion of the ocean test and subsequent data analysis, OPT shall identify improvements to transition to the US Navy fleet. OPT shall also identify additional development or risk mitigation work that may need to be performed in order to successfully transition from the ADM to fleet production.
9 Program Management
A Program Manager shall be assigned to the program. The Program Manager will provide the technical direction, monitor and direct the daily technical aspects of the program and coordinate the specialized talents of management, engineering, finance, manufacturing, and quality assurance with the following tasks:
•	Program Planning, Tracking and Technical Management — The OPT Program Manager shall be responsible for resource assignment, technical direction, task direction and schedule management. OPT will notify the government when the project reaches 75% cost expenditure.

•	Program Meetings — The OPT Program Manager shall direct the program meetings which are established to coincide with key technical milestones.

•	Progress Reports — OPT Program Manager shall prepare and distribute the minutes from Review Meetings, Monthly Progress Reports, and Major Technical Reports in accordance with the Contract Data Requirements List (CDRL) Items.
The OPT administrative staff will provide the financial and contractual support.

REPORT DOCUMENTATION PAGE	*Form Approved* *OMB No. 0704-0188*

Public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing this collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0704-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ADDRESS.**

1. REPORT DATE *(DD-MM-YYYY)*	**2. REPORT TYPE**	**3. DATES COVERED** *(From - To)*

4. TITLE AND SUBTITLE	**5a. CONTRACT NUMBER**
	5b. GRANT NUMBER
	5c. PROGRAM ELEMENT NUMBER
6. AUTHOR(S)	**5d. PROJECT NUMBER**
	5e. TASK NUMBER
	5f. WORK UNIT NUMBER
7. PERFORMING ORGANIZATION NAME(S) AND ADDRESS(ES) **AND ADDRESS(ES)**	**8. PERFORMING ORGANIZATION REPORT NUMBER**
9. SPONSORING / MONITORING AGENCY NAME(S) AND ADDRESS(ES)	**10. SPONSOR/MONITOR'S ACRONYM(S)**
	11. SPONSOR/MONITOR'S REPORT NUMBER(S)

12. DISTRIBUTION / AVAILABILITY STATEMENT

13. SUPPLEMENTARY NOTES

14. ABSTRACT

15. SUBJECT TERMS

16. SECURITY CLASSIFICATION OF:			**17. LIMITATION OF ABSTRACT**	**18. NUMBER OF PAGES**	**19a. NAME OF RESPONSIBLE PERSON**
a. REPORT	**b. ABSTRACT**	**c. THIS PAGE**			**19b. TELEPHONE NUMBER** *(include area code)*

Standard Form 298 (Rev. 8-98)
Prescribed by ANSI Std. Z39.18

FINANCIAL ACCOUNTING DATA SHEET — NAVY 1. CONTRACT NUMBER (CRITICAL) 2. SPIN (CRITICAL) 3. MOD (CRITICAL) 4. PR NUMBER N0001409C0115 08PR08225-00 CLIN/SLIN 6. LINE OF ACCOUNTING 7. NAVY INTERNAL USE AMOUNT ONLY REF DOC/ACRN (CRITICAL)
A. B. C. D. E. F. G. H. I. J. K. ACRN APPROPRIATION SUBHEAD OBJ PARM RFM SA AAA IT PAA COST CODE (CRITICAL) (CRITICAL) (CRITICAL) CLA (CRITICAL) PROJ MCC PDLI UNIT &SUF —— -— — AA 1781319 W3MD 255 RA 329 0 068342 2D 000000 09B48 000 DWAO $3,020,039.00 PR#08PR08225-00 FRC:2DWA PAGE TOTAL $3,020,039.00
GRAND TOTAL $3,020,039.00
PREPARED/AUTHORIZED BY: COMPTROLLER APPROVAL:
DATE; FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:
ONR AWARD FORM (10/99) — version 1.1

FINANCIAL ACCOUNTING DATA SHEET — NON-NAVY DoD ACTIVITIES 1. CONTRACT NUMBER (CRITICAL) 2. SPIN (CRITICAL) 3. MOD (CRITICAL) 4. PR NUMBER N0001409C0115 08PR08225-00 5. 6. 7. 8. NAVY INTERNAL CLIN/SLIN ACRN ACCOUNTING CITATION AMOUNT USE ONLY (CRITICAL) (CRITICAL) REF DOC/ACRN This page is intentionally blank PAGE TOTAL $.00 GRANT TOTAL $.00 PREPARED/AUTHORIZED BY: COMPTROLLER APPROVAL: DATE: FOR FISCAL DATA AND SIGNATURE BY for COMPTROLLER, ONR CONTRACT REVIEWED DATE:
ONR AWARD FORM (10/99) — Version 1.1